UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2017

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) Amendment to Restated Articles of Incorporation
As further described in Item 5.07 below, at the Annual Meeting of Shareholders of Pioneer Energy Services Corp. ("the Company"), held on May 17, 2017 ("the 2017 Annual Meeting"), the Company's shareholders approved an amendment (the "Amendment") to the first paragraph of Article Four of the Company's Restated Articles of Incorporation to increase the authorized shares of common stock of the Company from 100,000,000 shares, par value $0.10 per share, to 200,000,000 shares, par value $0.10 per share.
A copy of the Restated Articles of Incorporation of Pioneer Energy Services Corp., which incorporates the Amendment and was filed with the Secretary of State of the State of Texas on May 18, 2017, is included herewith as Exhibit 3.1.
Item 5.07    Submission of Matters to a Vote of Security Holders.
As described in Item 5.03 above, the Company held its 2017 Annual Meeting on May 17, 2017.
Set forth below are the final voting results for matters voted upon at the 2017 Annual Meeting. The matters set forth below are described in greater detail in the 2017 Proxy Statement. At the 2017 Annual Meeting, the holders of 71,078,266 shares of the Company's common stock cast votes either in person or by proxy, which represent approximately 92% of the outstanding shares of the Company's common stock.
1. The Company's shareholders elected Dean A. Burkhardt and Scott D. Urban as Class I directors to hold office until the Company's 2020 Annual Meeting of Shareholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dean A. Burkhardt	52,731,573	4,096,922	14,249,771
Scott D. Urban	55,158,866	1,669,629	14,249,771
2. The shareholders approved an amendment to the Restated Articles of Incorporation, based on the following votes:

Votes For	Votes Against	Abstentions
57,755,022	12,919,556	403,688
3. The shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers as described pursuant to Item 402 of Regulation S-K, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,072,503	631,460	124,532	14,249,771
4. The shareholders voted, on an advisory basis, on the frequency of which the Company should conduct future advisory votes on executive compensation, as follows:

1 Year	2 Years	3 Years	Abstentions
40,810,229	82,612	15,844,292	91,362

Consistent with the votes cast by a majority of the shares of common stock present and entitled to vote with respect to this proposal, the Company’s Board of Directors has determined that a shareholder advisory vote on the compensation of the Company’s named executive officers will be conducted every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.
5. The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2017 fiscal year, based upon the following votes:

Votes For	Votes Against	Abstentions
70,629,344	252,382	196,540

Item 9.01 Financial Statements and Exhibits.
Exhibit No.    Description

3.1	Restated Articles of Incorporation of Pioneer Energy Services Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: May 22, 2017

EXHIBIT INDEX

Exhibit No.    Description

3.1	Restated Articles of Incorporation of Pioneer Energy Services Corp.